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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          Date of Report:  May 23, 2003
                        (Date of earliest event reported)

                                  3M COMPANY
            (Exact name of registrant as specified in its charter)

                               File No. 1-3285
                           (Commission File Number)

                    Delaware                            41-0417775
            (State of Incorporation)              (I.R.S. Employer
                                             Identification Number)

            3M Center                                  55144-1000
            St. Paul, Minnesota                        (Zip Code)
                   (Address of principal executive offices)

                 Registrant's telephone, including area code:
                                 (651) 733-1110



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ITEM 5.  OTHER EVENTS

3M announced in September 2002 a strategic realignment of its organization, designed to achieve faster growth and a closer focus on its markets and customers. This realignment resulted in seven reportable business segments compared to the previous structure of six reportable business segments. These structural changes were driven by 3M's strategic planning process and represent an important step toward access to its larger and faster-growing markets. Internal management reporting for the new reportable business segments commenced January 1, 2003.

On April 4, 2003, 3M in a Current Report on Form 8-K, furnished supplemental unaudited financial information on both an annual and quarterly basis for the years ended December 31, 2002, 2001 and 2000, reflecting the realigned segments. The company reported comparative results under this new structure in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Quarterly Report").

This Current Report on Form 8-K provides an update to 3M's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Annual Report").
This update relates only to segments and non-GAAP financial measures.
Since this update relates only to these items, this document should be read with reference to the Quarterly Report, which describes significant developments since the preparation of the Annual Report. The segment information provided in Item 1, "Business", Item 8, Note 4, "Goodwill and Indefinite-Lived Intangible Assets", and Item 8, Note 12, "Business Segments" contained in 3M's Annual Report has been reclassified to reflect 3M's realigned segments. 3M has also updated its Management Discussion and Analysis (MD&A) to reflect this realignment. In addition, 3M has updated information, primarily in MD&A, to be consistent with the new requirements of Item 10 of Regulation S-K that became effective on March 28, 2003.
New Item 10(e) of Regulation S-K regulates the use of non-GAAP financial measures in filings with the Securities and Exchange Commission on or after March 28, 2003. The company will now be able to incorporate the updated information by reference into future registration statements or post-effective amendments to existing registration statements. The updated information is included in Item 7 of this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.   Description
-----------   ------------
    12        Calculation of Ratio of Earnings to Fixed Charges
    23        Consent of Independent Accountants

   99.1       Updates to Annual Report on Form 10-K:
              Part I, Items 1 through 4
              Part II, Items 5 through 9



                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          3M Company

                     By:  /s/ Patrick D. Campbell
                          Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Dated:  May 23, 2003